Property, Plant and Equipment - Net	12 Months Ended
Sep. 30, 2020
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment - Net
5. PROPERTY, PLANT AND EQUIPMENT — NET
Property, plant and equipment — net consisted of the following (in thousands):

	As of September 30,
	2020	2019
Land and improvements	$2,758	$2,758
Buildings and improvements	71,059	67,770
Capital lease – building	2,021	2,021
Capital lease – manufacturing equipment	1,026	1,026
Capital lease – vehicles	3,782	3,835
Manufacturing equipment	306,036	254,570
Computer equipment	24,927	22,733
Furnitures and fixtures	5,689	5,409
Vehicles	465	339

Total property, plant and equipment	417,763	360,461
Construction in progress	54,412	16,453

	472,175	376,914
Accumulated depreciation	(210,401)	(168,220)

Total property, plant and equipment – net	$261,774	$208,694

The Company is considered the owner, for accounting purposes only, of leased office space, as it had taken on certain risks of construction build cost overages above normal tenant improvement allowances. Accordingly, the estimated fair value of the leased property was $9.2 million as of both September 30, 2020 and September 30, 2019. The corresponding lease financing obligation was $7.9 million as of both September 30, 2020 and September 30, 2019. The lease financing obligation was recorded in “Finance lease obligations—less current portion” in the Consolidated Balance Sheets. Refer to Note 17 for additional information.
Depreciation expense was approximately $44.6 million, $33.7 million and $26.3 million in the years ended September 30, 2020, 2019 and 2018, respectively. During the years ended September 30, 2020 and 2019, $1.3 million and $0.9 million of interest was capitalized, respectively. Accumulated amortization for assets under capital leases was $4.0 million and $3.7 million as of September 30, 2020 and 2019, respectively. Accumulated amortization for the assets under the build-to-suit
lease was $0.5 million as of September 30, 2020 and $0.3 million as of September 30, 2019.